Exhibit 99.1

TALOS ENERGY ANNOUNCES FORMAL EXECUTION OF TEXAS GLO CARBON CAPTURE SITE LEASE AND ESTABLISHES STRATEGIC ALLIANCE WITH CORE LAB

Houston, Texas, March 16, 2022 – Talos Energy Inc. (“Talos” or the “Company”) (NYSE: TALO) today announced that Bayou Bend CCS LLC, Talos’s venture with Carbonvert, Inc. (the “Venture”), executed definitive lease documentation with the Texas General Land Office (“GLO”), formalizing the previously announced carbon capture and sequestration (“CCS”) site located offshore Jefferson County, Texas, near the Beaumont and Port Arthur, Texas industrial corridor. Talos separately announced that it had established a CCS strategic alliance with Core Laboratories N.V. (“Core Lab”) (NYSE: CLB) (Euronext Amsterdam: CLB) to provide technical evaluation and assurance services for CCS subsurface analysis, including the Company’s upcoming 2022 stratigraphic evaluation wells.

Texas GLO Lease

On March 11, 2022, the Venture jointly executed lease documentation with the GLO establishing the first ever major offshore carbon sequestration site in the United States. The lease comprises more than 40,000 acres immediately adjacent to the Beaumont and Port Arthur, Texas industrial corridor and maintains an estimated sequestration capacity of 225 – 275 million metric tons of CO2. The project will be known as Bayou Bend CCS. Talos will be the operator and holds a 50% equity interest.

Talos President and Chief Executive Officer Timothy S. Duncan commented: “We are pleased to reach definitive agreements with the State of Texas and look forward to making significant progress on this important CCS hub opportunity in 2022. In the coming months we hope to identify anchor industrial partners for the Bayou Bend CCS project as well as a midstream transportation solution in the region. Our bid for the large-scale permanent sequestration site was selected from a highly competitive process in August last year. Since the GLO bid and subsequent award announcement, the team has moved rapidly to build out one of the premier CCS project portfolios in the United States, which has now all been organized under Talos Low Carbon Solutions LLC or “TLCS,” the Company’s CCS subsidiary. We are dedicated to continuing to scale TLCS to become an industry-leading CCS platform and a meaningful business for Talos in the future.”

Core Lab Strategic Alliance

Separately, on March 5, 2022 the Company established a technical alliance with Core Lab to advance CCS site characterization, including stratigraphic evaluation wells, reservoir core sampling, geological assessment and rock and fluid sample analysis, all of which are critical inputs for EPA Class VI permit applications. The alliance also provides a framework for future collaboration around transparent CO2 stream monitoring and verification. Core Lab is a leading global provider of reservoir description and enhancement products and services, and currently partners with Talos on numerous upstream subsurface activities.

Talos Executive Vice President Low Carbon Strategy and Chief Sustainability Officer, Robin Fielder, commented: “We are pleased to announce this strategic alliance with Core Lab to deliver technical assurance for our growing portfolio of sequestration sites and, ultimately, for our customers. Capitalizing on our respective subsurface expertise, this alliance strengthens our technical capabilities leading up to the filing of CO2 injection well permits this year and advances TLCS’s ability to deliver high-quality, end-to-end CCS solutions to customers across the Gulf Coast.”

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven independent exploration and production company focused on safely and efficiently maximizing long-term value through its operations, currently in the United States and offshore Mexico, both upstream through oil and gas exploration and production and downstream through the development of future carbon capture and storage opportunities. As one of the Gulf of Mexico’s largest public independent producers, we leverage decades of technical and offshore operational expertise towards the acquisition, exploration and development of assets in key geological trends that are present in many offshore basins around the world. With a focus on environmental stewardship, we are also utilizing our expertise to explore opportunities to reduce industrial emissions through our carbon capture and storage initiatives along the U.S. Gulf Coast and Gulf of Mexico. For more information, visit www.talosenergy.com.

INVESTOR RELATIONS CONTACT

Sergio Maiworm

+1.713.328.3008

investor@talosenergy.com

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast, “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, the success of our executed definitive lease with Texas GLO, the success of our strategic alliance with Core Lab, the success of our CCS business and venture with Carbonvert, Inc., commodity price volatility, including the sharp decline in oil prices beginning in March 2020, the impact of the coronavirus disease 2019 (“COVID-19”) and governmental measures related thereto on global demand for oil and natural gas and on the operations of our business, the ability or willingness of the Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC countries, such as Saudi Arabia and Russia, to set and maintain oil production levels and the impact of any such actions, lack of transportation and storage capacity as a result of oversupply, government regulations and actions or other factors, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, the possibility that the anticipated benefits of recent acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of such acquisitions, and other factors that may affect our future results and business, generally, including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 25, 2022.

Should one or more of these risks occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, to reflect events or circumstances after the date of this communication.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002